UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 31, 2007

                                  NELNET, INC.
             (Exact name of registrant as specified in its charter)

              Nebraska                  001-31924               84-0748903
    (State or other jurisdiction      (Commission             (IRS Employer
          of incorporation)           File Number)         Identification No.)

            121 South 13th Street, Suite 201, Lincoln, Nebraska 68508
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (402) 458-2370

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

        On December 31, 2007, the Board of Directors of Nelnet, Inc. (the "Company") approved an assignment of a certain lease dated January 13, 1995 (as amended, the "Lease") for office space in Scottsdale, Arizona by the current tenant Nelnet Corporate Services, Inc., a Nevada corporation and wholly owned subsidiary of the Company, to Union Financial Services, Inc., a Nevada corporation of which Michael S. Dunlap, a significant shareholder, Chief Executive Officer, Chairman and a member of the Board of Directors of the Company, owns 50%, and Stephen F. Butterfield, Vice Chairman and a member of the Board of Directors of the Company, owns the other 50%. The Lease is for approximately 3,129 square feet at a current base rent of $23.50 per square foot per year. The Lease provides that base rent shall be subject to specified increases through the termination date of the Lease on August 31, 2010.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

        On December 31, 2007, the Board of Directors of the Company approved an amendment, effective immediately, to Article IV of the Bylaws of the Company to specifically allow for the issuance and transfer of uncertificated shares of the Company's stock. The amendment was adopted to comply with a requirement of the New York Stock Exchange ("NYSE") that all securities listed on the NYSE be eligible for participation in a direct registration system administered by a securities depository, such as the Depository Trust Company, by January 1, 2008.
Article IV of the Company's Bylaws previously provided that certificates shall be issued to the holders of the Company's stock. The Company's entire Fourth Amended and Restated Bylaws, which reflect the foregoing amendment, are filed as
Exhibit 3.1 to this report and are incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

    (d) Exhibits. The following exhibits are filed as part of this report:

           Exhibit
              No.                            Description
           --------   ----------------------------------------------------------
               3.1     Fourth Amended and Restated Bylaws of Nelnet, Inc., as
                      amended as of December 31, 2007.


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


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             NELNET, INC.


Date:  January 7, 2008                       By:      /s/ TERRY J. HEIMES
                                                 -------------------------------
                                                     Terry J. Heimes
                                                     Chief Financial Officer


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                                  EXHIBIT INDEX


            Exhibit
              No.              Description
           -----------   -------------------------------------------------------
               3.1        Fourth Amended and Restated Bylaws of Nelnet, Inc., as
                         amended as of December 31, 2007.




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